UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _______________
FORM 8-K
 _______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report: May 22, 2025
(Date of earliest event reported)
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TENET HEALTHCARE CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
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14201 Dallas Parkway
Dallas, TX 75254
(Address of principal executive offices, including zip code)
(469) 893-2200
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.05 par value	THC	NYSE
6.875% Senior Notes due 2031	THC31	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
    Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of Tenet Healthcare Corporation (the “Company”) was held on May 22, 2025. Below are the final voting results from the meeting.

1.    The Company’s shareholders elected the following directors to serve on the Company’s Board of Directors, each to serve until the next annual meeting of shareholders or until his or her successor is duly elected or qualified, whichever is later, or until the director’s earlier resignation or removal:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Saumya Sutaria	75,129,573	3,175,124	41,625	7,527,011
J. Robert Kerrey	76,518,701	1,792,925	34,696	7,527,011
Vineeta Agarwala	78,006,611	308,065	31,646	7,527,011
James L. Bierman	77,926,307	387,722	32,293	7,527,011
Roy Blunt	77,882,738	431,663	31,921	7,527,011
Richard W. Fisher	77,904,115	409,618	32,589	7,527,011
Meghan M. FitzGerald	77,624,893	691,419	30,010	7,527,011
Cecil D. Haney	77,887,930	401,532	56,860	7,527,011
Christopher S. Lynch	77,995,490	318,301	32,531	7,527,011
Richard J. Mark	77,978,174	334,968	33,180	7,527,011
Tammy Romo	75,980,163	2,335,099	31,060	7,527,011
Stephen H. Rusckowski	77,992,021	321,640	32,661	7,527,011
Nadja Y. West	77,762,668	529,830	53,824	7,527,011

2.    The Company’s shareholders approved, on an advisory basis, the Company’s executive compensation:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
72,929,010	5,362,708	54,604	7,527,011

3.    The Company’s shareholders approved the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accountants for the year ending December 31, 2025:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
85,288,950	538,057	46,326	—

4.    The shareholder proposal requesting a report on strategies and programs for improving maternal health outcomes did not pass.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,845,664	73,121,521	1,379,137	7,527,011

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

Date: May 27, 2025	By:	/s/ THOMAS ARNST
Name: Thomas Arnst
Title: Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary